SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) Sept. 15, 1997.

                                OMI Trust 1995-B
               (Exact name of registrant as specified in charter)


               Pennsylvania                 33-83660           23-2824328
      (State or other jurisdiction        (Commission        (IRS Employer
            of incorporation)             File Number)     Identification No.)

                       c/o PNC Bank, National Association
                           Corporate Trust Department
                         Attention: Constantine Hromych
                               1700 Market Street
                        Philadelphia, Pennsylvania 19103
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
                (Former name or former address, if changed since
                                 last report.)

                                OMI Trust 1995-B


                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 1995-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1995-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on Sept. 15, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on Sept. 15, 1997.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1995-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


Sept. 23, 1997                                    /s/ DOUGLAS R. MUIR

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                               Numbered Pages
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on Sept. 15, 1997........................... 5-10


       OAKWOOD MORTGAGE INVESTORS, INC. 1995-B                                        REPORT DATE:  SEPTEMBER 8, 1997
       OAKWOOD ACCEPTANCE CORP. -  SERVICER                                           POOL REPORT # 23
       REMITTANCE REPORT                                                                                                 Page 1 of 6
       REPORTING MONTH: AUGUST 30, 1997


                                           Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------------------------

Beginning                                                                  Ending
Principal         Scheduled     Prepaid         Liquidated  Contracts      Principal
Balance           Principal     Principal       Principal   Repurchased    Balance
-------------------------------------------------------------------------------------------

151,445,040.97   (398,732.28)  (678,552.81)   (1,271,219.03)    0.00      149,096,536.85
===========================================================================================


 Scheduled                     Scheduled                                                  Amount
 Gross         Servicing       Pass Thru             Liquidation        Reserve           Available for
 Interest         Fee          Interest              Proceeds           Fund Draw         Distribution
--------------------------------------------------------------------------------------------------------------

1,439,384.05    126,204.20    1,313,179.85         954,188.55              0.00        3,470,857.69
==============================================================================================================


                                        Reserve Fund as of Cutoff Date
--------------------------------------------------------------------------


 Beginning                             Investment      Balance Before     Reserve      Reserve       Balance After
  Balance      Deposits     Distrib.    Interest    Current Distribution  Fund Draw    Fund Deposit  Current Distribution   Excess
------------------------------------------------------------------------------------------------------------------------------------

376,532.23      0.00    -1,532.23       1,560.97          376,560.97        0.00           0.00        376,560.97         1,560.97
====================================================================================================================================


    Reserve Fund Required Balance
  --------------------------------------
  Before Current    After Current
  Distribution      Distribution
  --------------------------------------

    375,000.00          375,000.00
  ======================================


                                 Certificate Account
        ----------------------------------------------------------------------------------------------------------------------------
               Beginning                        Deposits                                        Investment              Ending
                Balance              Principal           Interest        Distributions          Interest               Balance
       -----------------------------------------------------------------------------------------------------------------------------

              940,211.17           2,339,553.67       1,469,680.94       (3,361,979.59)          3,567.30           1,391,033.49
       =============================================================================================================================


                               P&I Advances at Distribution Date
       ----------------------------------------------------------------------------------

               Beginning             Recovered           Current            Ending
                Balance               Advances           Advances           Balance
       ----------------------------------------------------------------------------------


             1,837,894.41          1,596,547.10        1,426,022.91       1,667,370.22
       ==================================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1995-B                                                             REPORT DATE:  SEPTEMBER 8, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                POOL REPORT # 23
REMITTANCE REPORT
REPORTING MONTH: AUGUST 30, 1997                                                                    Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------

(a) Remittance date on or after April 2000                                                 N


(b) Average 60 day Delinquency rate <=        5%                                           Y

(c) Average 30 day Delinquency rate <=        7%                                           Y


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                   April 2000 -Sept. 2001     7%                                           N
                   Oct 2001 -Sept. 2002       8%                                           N
                   Oct 2002 -                 9%                                           N




(e) Current realized loss ratio <=            2.75%                                        N


(f) Are class B principal balances >=         25.375%
of stated scheduled pool  balance

                Beginning B-1 balance                                     19,650,000.00
                Beginning B-2 balance                                      7,485,958.00


                                                                      --------------------
                                                                          27,135,958.00
                Divided by beginning pool
                balance                                                  151,445,040.97
                                                                      --------------------
                                                                                 17.918%  N
                                                                      ====================

Average 60 day delinquency ratio:


                               Over 60s              Pool Balance            %
                      --------------------------------------------------------

Current Mo                     6,610,185.72          149,096,536.85 4.43%
1st Preceding Mo               7,067,049.66          151,445,040.97 4.67%
2nd Preceding Mo               7,138,514.44          153,358,825.26 4.65%
                                                      Divided by      3
                                                                 -------------
                                                                    4.58%
                                                                 =============

Average 30 day delinquency ratio:

                              Over 30s               Pool Balance            %
                      --------------------------------------------------------

Current Mo                     9,654,823.42          149,096,536.85 6.48%
1st Preceding Mo               9,553,924.02          151,445,040.97 6.31%
2nd Preceding Mo              10,278,460.62          153,358,825.26 6.70%
                                                      Divided by      3
                                                                 -------------
                                                                    6.50%
                                                                 =============

Cumulative loss ratio:

                       Cumulative losses               3,882,766.10
                                                 ------------------------
Divided by Initial Certificate Principal             187,144,958.00 2.075%
                                                                  ============

Current realized loss ratio:

                               Liquidation              Pool
                                  Losses               Balance
                      -------------------------------------------

Current Mo                       317,030.48          151,445,040.97
1st Preceding Mo                 401,006.05          153,358,825.26
2nd Preceding Mo                 354,277.38          155,304,000.66
                                                                    2.826%
                                                                 =============


OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 REPORT DATE:  SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                    POOL REPORT # 23
REPORTING MONTH: AUGUST 30, 1997                                                                                         Page 3 of 6



                                                                    Delinquency Analysis

                                                  31 to 59 days                60 to 89 days            90 days and Over
                   No. of         Principal                   Principal                   Principal               Principal
                   Loans          Balance          #          Balance          #          Balance        #        Balance
               -----------------------------------------------------------------------------------------------------------------


Excluding Repos     5,189          145,317,692.76   113        3,003,331.17    31          990,297.37    62        1,882,350.79

         Repos        120            3,778,844.09     2           41,306.53    16          382,104.47   102        3,355,433.09
               -----------------------------------------------------------------------------------------------------------------

         Total      5,309          149,096,536.85   115        3,044,637.70    47        1,372,401.84   164        5,237,783.88
               =================================================================================================================





                                                                                   Repossession Analysis
                                                  Active Repos                   Reversal            Current Month
                     Total Delinq.                 Outstanding                  (Redemption)         Repos         Cumulative Repos
                                  Principal                 Principal            Principal           Principal         Principal
                     #            Balance        #          Balance       #      Balance      #      Balance    #      Balance
               ---------------------------------------------------------------------------------------------------------------------
Excluding Repos      206          5,875,979.33   120        3,778,844.09  (1)   (58,179.80)  33     919,992.43  658    18,374,715.51

         Repos       120          3,778,844.09
               -------------------------------

         Total       326          9,654,823.42
               ===============================

                      6.1%               6.48%
               ===============================



OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 REPORT DATE:  SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                                   POOL REPORT # 23
REPORTING MONTH: AUGUST 30, 1997
                                                                                                                         Page 4 of 6
REPOSSESSION LIQUIDATION REPORT



                                             Liquidated
   Account          Customer                  Principal           Sales          Insur.          Total        Repossession
   Number             Name                     Balance          Proceeds         Refunds        Proceeds        Expenses
-------------------------------------------------------------------------------------------------------------------------
076890-3      CALABRESE                       24,321.25         21,900.00       1034.64        22,934.64        4,467.89
075098-4      SHIELDS                         54,416.13         56,542.00       2402.08        58,944.08       12,080.68
073899-7      GIBSON                          22,058.73         12,000.00        439.08        12,439.08        1,515.00
076217-9      BACON                           33,161.55         32,804.19      1,456.07        34,260.26        2,917.62
073057-2      MOTA                            25,449.47         24,100.00        862.16        24,962.16          848.00
074896-2      YOUNGK                          23,128.33         23,400.00      1,059.84        24,459.84        5,281.79
078646-7      PHILLIPS                        29,101.98         30,250.00        519.56        30,769.56       13,458.04
073865-8      HUGHES                          21,125.01         21,400.00        538.04        21,938.04        3,557.28
075191-7      WESTMORELAN                     17,222.32         16,360.00        976.42        17,336.42        1,130.80
074786-5      YOCHUM                          26,890.73         28,975.00        331.01        29,306.01        4,769.25
075989-4      HARTMAN                         23,657.86         22,300.00        826.76        23,126.76        4,624.74
072731-3      GREENE                          43,444.70         38,900.00      1,067.26        39,967.26        9,140.61
077192-3      BONTA                           20,418.61         18,900.00        637.79        19,537.79        2,531.65
074809-5      WILSON                          30,110.72         28,400.00      1,916.30        30,316.30       13,778.30
072674-5      WALLACE                         25,647.37         23,400.00      1,145.10        24,545.10        3,063.50
071901-3      PERDUE                          30,537.56         32,400.00      1,277.45        33,677.45        5,711.77
072291-8      WILLIAMS                        27,206.89          8,500.00      1,021.39         9,521.39        2,326.00
075296-4      DAVIS                            5,461.53          9,100.00          0.00         9,100.00        1,103.17
076304-5      SULLIVAN                        15,727.89         14,000.00        732.91        14,732.91            0.00
077083-4      LITECKY                         47,228.85         41,900.00        425.74        42,325.74        7,366.70
073017-6      HOOVER                          24,926.22         12,500.00      1,019.57        13,519.57        1,716.00
075176-8      WEBB                            26,220.10         20,400.00      1,766.13        22,166.13        2,842.00
075786-4      CARDIN                          27,458.05         32,000.00      2,163.69        34,163.69        3,283.63
076699-8      HARDY                           29,704.37         27,250.00      1,489.41        28,739.41        3,357.50
078214-4      LAWSON                          20,771.62         21,700.00      1,074.94        22,774.94        4,394.49
077889-4      LINDSEY                         28,533.59         27,000.00      1,254.63        28,254.63        2,445.24
071723-1      MAHURIN                         23,373.39         24,800.00        565.51        25,365.51        4,738.52
072778-4      POTTS                           26,096.02         25,400.00        842.45        26,242.45        3,761.30
076061-1      HUNT                            20,144.36         24,400.00      1,299.37        25,699.37        4,092.12
075740-1      MORITZ                          25,568.19         23,400.00        827.16        24,227.16        5,012.64
075929-0      HAYES                           27,528.82         28,200.00      1,143.55        29,343.55        4,690.68
074825-1      CUELLAR                         29,016.89         27,400.00        545.84        27,945.84          982.00
076442-3      HOUSE                           23,927.55         22,400.00        595.59        22,995.59        2,529.65
074402-9      SCRIVNER                        24,197.10         23,000.00      1,027.04        24,027.04        3,723.10
076934-9      HULSEY                          35,656.07         30,400.00      1,208.70        31,608.70        2,863.89
072974-9      PARTON                          23,441.58         23,200.00        316.68        23,516.68        2,326.02
075398-8      CROFT                           20,435.67         20,000.00      1,168.09        21,168.09        5,533.75
073630-6      COULSTON                        30,250.96         30,000.00        538.92        30,538.92        4,120.23
072387-4      STIEBIG                         33,601.77         29,500.00        623.66        30,123.66        3,120.99
074528-1      MARCH                           33,465.09         30,900.00          0.00        30,900.00        1,628.15
074390-6      ROBINSON                        18,963.56         20,511.20          0.00        20,511.20            0.00
071590-4      O'BRIEN                         52,024.14         61,048.30          0.00        61,048.30            0.00
075315-2      WRIGHT                          28,972.44         30,371.12          0.00        30,371.12            0.00
077514-8      JOHNSON                         40,264.88         43,573.78          0.00        43,573.78            0.00
075104-0      BARRIENTOS                      50,359.12         53,688.46          0.00        53,688.46            0.00
                                                                                                    0.00
                                                                                                    0.00
                                                                                                    0.00
                                    =====================================================================================
                                           1,271,219.03      1,218,574.05     38,140.53     1,256,714.58      166,834.69
                                    =====================================================================================


                                        Net                                     Net             Current
 Account      Customer              Liquidation          Unrecov.            Pass Thru         Period Net        Cumulative
 Number         Name                  Proceeds           Advances            Proceeds         Gain/(Loss)    Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------------
076890-3      CALABRESE               18,466.75            3,044.90           15,421.85        (8,899.40)
075098-4      SHIELDS                 46,863.40            9,386.55           37,476.85       (16,939.28)
073899-7      GIBSON                  10,924.08            1,559.40            9,364.68       (12,694.05)
076217-9      BACON                   31,342.64            5,091.80           26,250.84        (6,910.71)
073057-2      MOTA                    24,114.16            1,678.15           22,436.01        (3,013.46)
074896-2      YOUNGK                  19,178.05            1,501.38           17,676.67        (5,451.66)
078646-7      PHILLIPS                17,311.52            1,422.70           15,888.82       (13,213.16)
073865-8      HUGHES                  18,380.76              471.76           17,909.00        (3,216.01)
075191-7      WESTMORELAN             16,205.62            2,476.80           13,728.82        (3,493.50)
074786-5      YOCHUM                  24,536.76            2,494.18           22,042.58        (4,848.15)
075989-4      HARTMAN                 18,502.02            2,094.40           16,407.62        (7,250.24)
072731-3      GREENE                  30,826.65            8,215.02           22,611.63       (20,833.07)
077192-3      BONTA                   17,006.14            1,560.00           15,446.14        (4,972.47)
074809-5      WILSON                  16,538.00            3,472.92           13,065.08       (17,045.64)
072674-5      WALLACE                 21,481.60            2,705.92           18,775.68        (6,871.69)
071901-3      PERDUE                  27,965.68            4,233.13           23,732.55        (6,805.01)
072291-8      WILLIAMS                 7,195.39            3,482.40            3,712.99       (23,493.90)
075296-4      DAVIS                    7,996.83            1,635.36            6,361.47           899.94
076304-5      SULLIVAN                14,732.91            1,543.45           13,189.46        (2,538.43)
077083-4      LITECKY                 34,959.04            5,260.92           29,698.12       (17,530.73)
073017-6      HOOVER                  11,803.57            4,974.06            6,829.51       (18,096.71)
075176-8      WEBB                    19,324.13            4,377.36           14,946.77       (11,273.33)
075786-4      CARDIN                  30,880.06            6,898.72           23,981.34        (3,476.71)
076699-8      HARDY                   25,381.91            2,621.29           22,760.62        (6,943.75)
078214-4      LAWSON                  18,380.45            2,071.36           16,309.09        (4,462.53)
077889-4      LINDSEY                 25,809.39            2,046.24           23,763.15        (4,770.44)
071723-1      MAHURIN                 20,626.99            2,908.88           17,718.11        (5,655.28)
072778-4      POTTS                   22,481.15            2,295.51           20,185.64        (5,910.38)
076061-1      HUNT                    21,607.25            3,191.90           18,415.35        (1,729.01)
075740-1      MORITZ                  19,214.52            1,736.94           17,477.58        (8,090.61)
075929-0      HAYES                   24,652.87            1,987.80           22,665.07        (4,863.75)
074825-1      CUELLAR                 26,963.84            1,769.28           25,194.56        (3,822.33)
076442-3      HOUSE                   20,465.94            1,271.60           19,194.34        (4,733.21)
074402-9      SCRIVNER                20,303.94            3,367.16           16,936.78        (7,260.32)
076934-9      HULSEY                  28,744.81            1,955.35           26,789.46        (8,866.61)
072974-9      PARTON                  21,190.66            1,847.50           19,343.16        (4,098.42)
075398-8      CROFT                   15,634.34            1,995.70           13,638.64        (6,797.03)
073630-6      COULSTON                26,418.69            1,740.05           24,678.64        (5,572.32)
072387-4      STIEBIG                 27,002.67            2,828.63           24,174.04        (9,427.73)
074528-1      MARCH                   29,271.85            1,866.15           27,405.70        (6,059.39)
074390-6      ROBINSON                20,511.20            1,547.64           18,963.56             0.00
071590-4      O'BRIEN                 61,048.30            9,024.16           52,024.14             0.00
075315-2      WRIGHT                  30,371.12            1,398.68           28,972.44             0.00
077514-8      JOHNSON                 43,573.78            3,308.90           40,264.88             0.00
075104-0      BARRIENTOS              53,688.46            3,329.34           50,359.12             0.00
                                           0.00                                    0.00             0.00
                                           0.00                                    0.00             0.00
                                           0.00                                    0.00             0.00
                             ============================================================================
                                   1,089,879.89          135,691.34          954,188.55      (317,030.48)      (3,882,766.10)
                             ================================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 REPORT DATE:  SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                    POOL REPORT # 23
REPORTING MONTH: AUGUST 30, 1997
                                                                                                     Page 5 of 6
CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                             Original              Beginning             Current            Accelerated
             Cert.                         Certificate           Certificate           Principal            Principal
             Class                           Balances              Balances              Payable            Distribution
------------------------------------------------------------------------------------------------------------------------


A-1                                        52,393,000.00         16,693,082.97        (2,348,504.12)                0.00
A-1 Outstanding Writedown                           0.00                  0.00                 0.00                 0.00

A-2                                        62,169,000.00         62,169,000.00                 0.00                 0.00
A-2 Outstanding Writedown                           0.00                  0.00                 0.00                 0.00

A-3                                        29,540,000.00         29,540,000.00                 0.00                 0.00
A-3 Outstanding Writedown                           0.00                  0.00                 0.00                 0.00

A-4                                        15,907,000.00         15,907,000.00                 0.00                 0.00
A-4 Outstanding Writedown                           0.00                  0.00                 0.00                 0.00

B-1                                        19,650,000.00         19,650,000.00                 0.00                 0.00
B-1 Outstanding Writedown                           0.00                  0.00                 0.00                 0.00

B-2                                         7,485,958.00          7,485,958.00                 0.00                 0.00
B-2 Outstanding Writedown                           0.00                  0.00                 0.00                 0.00


                                ----------------------------------------------------------------------------------------

                                          187,144,958.00        151,445,040.97        (2,348,504.12)                0.00
                                ========================================================================================





                                                                  Ending                                Principal Paid
             Cert.                         Writedown            Certificate              Pool             Per $1,000
             Class                         Amounts              Balances               Factor           Denomination
-----------------------------------------------------------------------------------------------------------------------


A-1                                            0.00         14,344,578.85                 27.37881%       140.69
A-1 Outstanding Writedown                      0.00                  0.00                     0.00          0.00

A-2                                            0.00         62,169,000.00                100.00000%         0.00
A-2 Outstanding Writedown                      0.00                  0.00                     0.00          0.00

A-3                                            0.00         29,540,000.00                100.00000%         0.00
A-3 Outstanding Writedown                      0.00                  0.00                     0.00          0.00

A-4                                            0.00         15,907,000.00                100.00000%         0.00
A-4 Outstanding Writedown                      0.00                  0.00                     0.00          0.00

B-1                                            0.00         19,650,000.00                100.00000%         0.00
B-1 Outstanding Writedown                      0.00                  0.00                     0.00          0.00

B-2                                            0.00          7,485,958.00                100.00000%         0.00
B-2 Outstanding Writedown                      0.00                  0.00                     0.00          0.00


                              -------------------------------------------

                                               0.00        149,096,536.85
                              ===========================================


OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                                                                 REPORT DATE:  SEPTEMBER 8, 1997
REMITTANCE REPORT                                                                                    POOL REPORT # 23
REPORTING MONTH: AUGUST 30, 1997                                                                     Page 6 of 6

CERTIFICATE INTEREST ANALYSIS



           Certificate                     Remittance             Beginning             Current               Total
              Class                           Rate                 Balance              Accrual                Paid
--------------------------------------------------------------------------------------------------------------------

A-1                                            6.25%                 0.00            86,943.14            86,943.14
A-1  Carryover Interest                        0.00                  0.00                 0.00                 0.00
A-1  Writedown Interest                        0.00                  0.00                 0.00                 0.00

A-2                                            6.45%                 0.00           334,158.38           334,158.38
A-2  Carryover Interest                        0.00                  0.00                 0.00                 0.00
A-2  Writedown Interest                        0.00                  0.00                 0.00                 0.00

A-3                                            6.90%                 0.00           169,855.00           169,855.00
A-3  Carryover Interest                        0.00                  0.00                 0.00                 0.00
A-3  Writedown Interest                        0.00                  0.00                 0.00                 0.00

A-4                                            7.50%                 0.00            99,418.75            99,418.75
A-4  Carryover Interest                        0.00                  0.00                 0.00                 0.00
A-4  Writedown Interest                        0.00                  0.00                 0.00                 0.00

B-1                                            7.55%                 0.00           123,631.25           123,631.25
B-1  Carryover Interest                        0.00                  0.00                 0.00                 0.00
B-1  Writedown Interest                        0.00                  0.00                 0.00                 0.00

B-2                                            8.65%                 0.00            53,961.28            53,961.28
B-2  Carryover Interest                        0.00                  0.00                 0.00                 0.00
B-2  Writedown Interest                        0.00                  0.00                 0.00                 0.00

X                                                            3,565,735.87           445,212.05           128,181.57

R                                                                    0.00                 0.00                 0.00

Service Fee                                                          0.00           126,204.20           126,204.20
                                                 -------------------------------------------------------------------

                                                             3,565,735.87         1,439,384.05         1,122,353.57

Less Reserve Fund Deposit                                                                                      0.00
                                                                                            -----------------------

                                                                                                       1,122,353.57
                                                                                            =======================



                                                                      Interest Paid
           Certificate               Interest            Ending         Per $1,000                 Cert.                  TOTAL
              Class                  Shortfall          Balance        Denomination                Class               DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

A-1                                       0.00             0.00              5.21                  A-1                  2,435,447.26
A-1  Carryover Interest                   0.00             0.00              0.00
A-1  Writedown Interest                   0.00             0.00              0.00

A-2                                       0.00             0.00              5.38                  A-2                    334,158.38
A-2  Carryover Interest                   0.00             0.00              0.00
A-2  Writedown Interest                   0.00             0.00              0.00

A-3                                       0.00             0.00              5.75                  A-3                    169,855.00
A-3  Carryover Interest                   0.00             0.00              0.00
A-3  Writedown Interest                   0.00             0.00              0.00

A-4                                       0.00             0.00              6.25                  A-4                     99,418.75
A-4  Carryover Interest                   0.00             0.00              0.00
A-4  Writedown Interest                   0.00             0.00              0.00

B-1                                       0.00             0.00              6.29                  B-1                    123,631.25
B-1  Carryover Interest                   0.00             0.00              0.00
B-1  Writedown Interest                   0.00             0.00              0.00

B-2                                       0.00             0.00              7.21                  B-2                     53,961.28
B-2  Carryover Interest                   0.00             0.00              0.00
B-2  Writedown Interest                   0.00             0.00              0.00

X                                   317,030.48     3,882,766.35                                     X                     128,181.57

R                                         0.00             0.00                                     R

Service Fee                               0.00             0.00                                                           126,204.20
                                 ----------------------------------                                           ----------------------

                                    317,030.48     3,882,766.35                                                         3,470,857.69

Less Reserve Fund Deposit                                                                                                       0.00
                                                                                                             -----------------------

                                                                                                                        3,470,857.69
                                                                                                             =======================
